1st QUARTER 2018 INVESTOR CALL FINANCIAL PERFORMANCE CENTERPOINT VECTREN MERGER Company updates to high end of $1.50 - $1.60 2018 EPS guidance range May 4, 2018 Exhibit 99.2

Cautionary Statement This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings, growth, costs, prospects, capital investments or performance or underlying assumptions (including future regulatory filings and recovery, liquidity, capital resources, balance sheet, cash flow, capital investments and management, financing costs and rate base or customer growth) and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation include statements about our intentions with respect to our proposed acquisition of Vectren Corporation (“Vectren”) (the “Merger”) (including potential strategic opportunities, growth and capabilities of the combined company), our ownership interest in Enable Midstream Partners, LP (“Enable”) (including Enable’s expectations for equity issuances and our potential restructuring of CERC Corp.), growth and guidance (including earnings, dividend and core operating income growth), future financing plans and expectation for liquidity and capital resources and expenditures, anticipated credit ratings, outlooks and other metrics (including adjusted funds from operations to debt), our anticipated regulatory filings, effective tax rate and Energy Services’s guidance operating income target for 2018, among other statements. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Risks Related to the Merger Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the risk that Vectren may be unable to obtain shareholder approval for the proposed transactions, (2) the risk that CenterPoint Energy or Vectren may be unable to obtain governmental and regulatory approvals required for the proposed transactions, or that required governmental and regulatory approvals or agreements with other parties interested therein may delay the proposed transactions or may be subject to or impose adverse conditions or costs, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close, (4) the risk that a condition to the closing of the proposed transactions or the committed financing may not be satisfied, (5) the failure to obtain, or to obtain on favorable terms, any equity, debt or other financing necessary to complete or permanently finance the proposed transactions and the costs of such financing, (6) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions, (7) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Vectren that could interfere with the proposed transactions, (8) the timing to consummate the proposed transactions, (9) the costs incurred to consummate the proposed transactions, (10) the possibility that the expected cost savings, synergies or other value creation from the proposed transactions will not be realized, or will not be realized within the expected time period, (11) the risk that the companies may not realize fair values from properties that may be required to be sold in connection with the merger, (12) the credit ratings of the companies following the proposed transactions, (13) disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers and (14) the diversion of management time and attention on the proposed transactions. The foregoing list of factors is not all inclusive because it is not possible to predict all factors. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include but are not limited to the timing and impact of future regulatory, legislative and IRS decisions, financial market conditions, future market conditions, economic and employment conditions, customer growth, Enable’s performance and ability to pay distributions and other factors described in CenterPoint Energy’s Form 10-K for the year ended December 31, 2017 under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Certain Factors Affecting Future Earnings,” CenterPoint Energy’s Form 10-Q for the quarter ended March 31, 2018 under “Risk Factors” and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC’s website at www.sec.gov. Slide 9 is derived from Enable’s investor presentation as presented during its Q1 2018 earnings call dated May 2, 2018. This slide is included for informational purposes only. The content has not been verified by us, and we assume no liability for the same. You should consider Enable’s investor materials in the context of its SEC filings and its entire investor presentation, which is available at http://investors.enablemidstream.com. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website.

Additional Information Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (“GAAP”), including presentation of net income and diluted earnings per share, the Company also provides guidance based on adjusted net income and adjusted diluted earnings per share, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. The Company’s adjusted net income and adjusted diluted earnings per share calculation excludes from net income and diluted earnings per share, respectively, the impact of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business. A reconciliation of net income and diluted earnings per share to the basis used in providing 2018 guidance is provided in this presentation on slide 27. The Company is unable to present a quantitative reconciliation of forward-looking adjusted net income and adjusted diluted earnings per share because changes in the value of ZENS and related securities and mark-to-market gains or losses resulting from the Company’s Energy Services business are not estimable. Management evaluates the Company’s financial performance in part based on adjusted net income and adjusted diluted earnings per share. We believe that presenting these non-GAAP financial measures enhances an investor’s understanding of the Company’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. Management believes the adjustments made in these non-GAAP financial measures exclude or include items, as applicable, to most accurately reflect the Company’s business performance. These excluded or included items, as applicable, are reflected in the reconciliation tables on slide 27. The Company’s adjusted net income and adjusted diluted earnings per share non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, net income, diluted earnings per share and net cash provided by operating activities, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Additional Information and Where to Find It In connection with the proposed transactions, Vectren expects to file a proxy statement, as well as other materials, with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by Vectren with the SEC at http://www.sec.gov, the SEC’s website, or from Vectren’s website (http://www.vectren.com) under the tab, “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed by Vectren with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.   Participants in the Solicitation The Company, Vectren and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from Vectren’s shareholders with respect to the proposed transactions. Information regarding the directors and executive officers of the Company is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 15, 2018, and information regarding the directors and executive officers of Vectren is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 22, 2018. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed transaction.

Scott Prochazka – President and CEO First Quarter Results Business Segment Highlights Houston Electric Natural Gas Distribution Energy Services Midstream Investments Merger Strategic Rationale Earnings Trajectory Bill Rogers – Executive Vice President and CFO Business Segment Performance Utility Operations EPS Drivers Consolidated EPS Drivers Combined 2020 EPS Potential Financing Plan Credit Outlook CERC Restructuring Appendix Regulatory Update Core Operating Income Reconciliation Net Income Reconciliation Agenda

First Quarter 2018 Performance (1) Refer to slide 27 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures (2) Excluding ZENS and CES mark-to-market adjustments (3) Primarily due to the annual true-up of transition charges correcting for under-collections that occurred during the preceding 12 months Note: In the following slides, we will refer to public law number 115-97, initially introduced as the Tax Cuts and Jobs Act, as TCJA or simply “tax reform” Additionally, we will refer to the accounting standard for compensation-retirement benefits as ASU 2017-07 Q1 2018 vs. Q1 2017 Drivers(2) h Favorable Variance i Unfavorable Variance Income Tax Rate (TCJA) Energy Services Equity Return(3) Rate Relief Usage, Primarily Weather Customer Growth O&M Depreciation and Amortization Q1 Guidance Basis (Non-GAAP) Diluted EPS (1) Q1 GAAP Diluted EPS $0.44 $0.55 $0.37 $0.38

Electric Transmission and Distribution Highlights TDU core operating income was $99 million in Q1 2018 compared to $66 million in Q1 2017 Added almost 40,000 electric customers year over year Completed construction on and energized Brazos Valley Connection Project in March 2018, ahead of schedule and at a capital cost within the estimated range in the PUCT’s original order Throughput increased 4.7% from Q1 2017 to Q1 2018 Revised TCOS filing originally approved in November 2017 to address certain impacts of tax reform DCRF filed with the PUCT in April addresses certain impacts of tax reform and the increased distribution capital investment since our last filing Note: Please see slide 24 for full detail on regulatory filings TCOS – Transmission Cost of Service; PUCT – Texas Public Utility Commission; DCRF – Distribution Cost Recovery Factor

Natural Gas Distribution Highlights Natural Gas Distribution operating income was $156 million in Q1 2018 compared to $168 million in Q1 2017 Added more than 31,000 natural gas distribution customers year over year Minnesota rate case settlement filed in March Decoupling made a permanent part of the tariff Note: Please see slide 25 for full detail on regulatory filings FRP – Formula Rate Plan; PBRC – Performance Based Rate Change; GRIP – Gas Reliability Infrastructure Program Addresses certain impacts of tax reform Filed an Arkansas FRP, Oklahoma PBRC and Beaumont/East Texas and Texas Gulf GRIPs

Q1 2018 Adjusted Operating Income Operating income was $54 million in Q1 2018 compared to $20 million in Q1 2017, excluding a mark-to-market loss of $80 million and gain of $15 million, respectively Successful integration of recent acquisitions have resulted in commercial opportunities and improved financial performance As a result of this performance, we are adjusting the Energy Services 2018 target operating income from $55 - $65 million to $70 - $80 million Energy Services Highlights Continuum Close (April 1, 2016) AEM Close (January 3, 2017) Adjusted Operating Income(1) (in millions) (1)Excludes mark-to-market gains and (losses) as follows: 2015: $4 million, 2016: ($21 million), 2017: $79 million 2018 Operating Income Projection

Midstream Investments Highlights Record quarterly natural gas gathered volumes, processed volumes, natural gas liquids production and intrastate transported volumes(1) 40 rigs are currently drilling wells to be connected to Enable’s gathering and processing systems(2) Enable does not expect to access the equity markets in 2018 Increased Enable forecast for 2018 net income attributable to common units to $375 - $445 million; translates to $0.44 to $0.51 in CenterPoint guidance basis EPS Source: All information is per Enable’s 1st quarter 2018 earnings presentation dated May 2, 2018 (1) Since Enable’s formation in May 2013 (2) Per Drillinginfo as of April 25, 2018

CenterPoint – Vectren Combined Operations CenterPoint Natural Gas Distribution Electric Transmission and Distribution and Natural Gas Distribution Vectren Natural Gas Distribution Gas & Electric Regulated Generation Over 7 million regulated utility customers in 8 states Solid combined capital investment plan of more than $2 billion per year through 2022 Complementary businesses have a combined footprint covering nearly 40 states

CenterPoint – Vectren Merger Strategic Rationale Complementary Capabilities Combining the Vectren and CenterPoint utilities positions the company as a customer-centric, technology-focused utility of the future CenterPoint experience with smart meters, intelligent grid, data management and leak detection technologies Vectren experience with energy efficiency and infrastructure services Growth More customers for existing products and services New products and services for existing customers More regulated investment Size and Scale Increases geographic and business diversity Allows operating efficiencies and potentially lower cost of capital

CenterPoint – Vectren Combined Business Profile Combined 2017 Operating Income and Equity Earnings(1) 5% (Other) Increased percentage of regulated earnings provides greater confidence in long-term earnings VISCO (part of Vectren “Other”) driven primarily by infrastructure enhancement projects across the LDC market Midstream relative contribution has decreased (1) Excludes transition bonds and mark-to-market

Earnings Trajectory 2018 Update EPS guidance to the high end of the original $1.50 - $1.60(1)(2) range 2019/2020 Maintain expectation of 5 - 7% year-over-year guidance EPS growth rate in 2019(2) and 2020 2021 + Anticipate enhanced growth beyond 2020 due to: Solid capital investment plan and strong rate base growth for combined utilities Constructive regulatory structures including efficient capital recovery mechanisms that provide opportunity for returns at or near allowed ROEs Complementary non-regulated growth driven by utility fundamentals and cross-selling opportunities (1) Refer to slide 27 for reconciliation to GAAP measures and slides 2 and 3 for cautionary statement and information on non-GAAP measures and guidance range considerations (2) On a guidance basis and excluding certain one-time costs associated with the Vectren merger in 2018 and 2019

Scott Prochazka – President and CEO First Quarter Results Business Segment Highlights Houston Electric Natural Gas Distribution Energy Services Midstream Investments Merger Strategic Rationale Earnings Trajectory Bill Rogers – Executive Vice President and CFO Business Segment Performance Utility Operations EPS Drivers Consolidated EPS Drivers Combined 2020 EPS Potential Financing Plan Credit Outlook CERC Restructuring Appendix Regulatory Update Core Operating Income Reconciliation Net Income Reconciliation Agenda

Electric Transmission and Distribution Operating Income Drivers Q1 2017 v Q1 2018 (1) Excludes transition and system restoration bonds; please refer to slide 26 for more detail on core operating income (2) The retrospective adoption of ASU 2017-07 resulted in an increase to 2017 operating income of $8 million and a corresponding decrease to other income (3) Includes higher equity return of $14 million, primarily related to the annual true-up of transition charges correcting for under-collections that occurred during the preceding 12 months and higher operation and maintenance expense of $6 million (4) The company intends to file a non-standard filing for a true up of transition charges for Transition Bond Company IV this May. If approved, this could lower equity return amortization recorded in the second half of 2018 $66 $99 (1) (2) (1) (3) (4) Corresponding offset in federal income tax expense

Natural Gas Distribution Operating Income Drivers Q1 2017 v Q1 2018 (1) The retrospective adoption of ASU 2017-07 resulted in an increase to 2017 operating income of $4 million and a corresponding decrease to other income (2) Includes rate increases, exclusive of the impact of the the TCJA, of $22 million, primarily from Texas rate filings of $11 million, Minnesota interim rates of $5 million and the Arkansas FRP filing of $4 million (3) Includes higher operation and maintenance expenses of $16 million, primarily due to higher labor and benefits, contract services and support services expense (4) Includes the Minnesota property tax refund of $9 million in 2017 (2) (3) (4) (1) Corresponding offset in federal income tax expense

Utility Operations Adjusted Diluted EPS Drivers Q1 2017 v Q1 2018 (Guidance Basis) (1) Excludes equity return; please refer to slide 26 for more detail on core operating income. Utilizes the 2017 tax rate (benefit of 2018 tax rate captured in Other) (2) Excludes transition and system restoration bonds. Utilizes the 2017 tax rate (benefit of 2018 tax rate captured in Other) (3) Higher equity return of $14 million, primarily related to the annual true-up of transition charges correcting for under-collections that occurred during the preceding 12 months. Utilizes the 2017 tax rate (benefit of 2018 tax rate captured in Other) (4) Taxes, including the benefits of TCJA, TCJA revenue reductions, equity AFUDC, other income and Other Operations segment Note: Refer to slide 27 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures (1) (2) (3) (4) Includes TCJA tax offset to revenue reductions shown on slides 15 and 16

Consolidated Adjusted Diluted EPS Drivers Q1 2017 v Q1 2018 (Guidance Basis) Utility Operations Midstream Investments $0.37 $0.55 Midstream Investments Utility Operations (1) See previous slide (2) Uses an ownership percentage of 54.1% for Q1 2017 and 54.0% for Q1 2018 (3) Midstream Investments components including the decreased tax rate associated with TCJA Note: Refer to slide 27 for reconciliation to GAAP measures and slide 3 for information on non-GAAP measures MTM – Mark-To-Market (1) (2) (3) Midstream Investments Impact (3) Recognized $0.01 MTM gain in first quarter of 2017

Combined 2020 EPS Potential (in millions, except per share amounts) 2020 CenterPoint Net Income Forecast (High-end of $1.50 - $1.60 2018 guidance basis EPS range with 5 - 7% growth in 2019 and 2020)(1) $764 - $794 Vectren Net Income Forecast (Midpoint of $2.80 - $2.90 2018 guidance basis EPS range with 6 - 8% growth in 2019 and 2020)(2) $266 - $276 Combined Net Income Forecast $1,030 - $1,070 Potential Commercial Opportunities + Cost Savings, After-tax ($50 - $100 million, pre-tax) $39 - $78 Expected Additional Interest Expense, After-tax ($3.5 billion at 4%) ($109) Potential Net Income Total $960 - $1,039 Potential Share Count* (434 million plus 90 - 110 million new shares) 524 - 544 Potential Combined Earnings Per Share $1.76 - $1.98 *Potential share count Includes the entirety of the anticipated equity financing for the acquisition of Vectren shares from the issuance of additional CenterPoint common shares. The equity financing may include mandatory convertible or other high equity content securities in addition to common shares. CenterPoint does not intend to sell Enable common units as a source of financing for the Vectren acquisition Also includes modest equity requirements post merger for rate base investment. As stated in prior calls, sales of Enable common units could be a source of funds for these equity requirements (1) On a guidance basis and excluding certain one-time costs associated with the Vectren merger in 2018 and 2019 (2) As provided in Vectren’s first quarter 2018 earnings materials on May 2, 2018

Financing Plan CenterPoint remains committed to solid investment grade credit quality, targeting BBB or better credit ratings at publicly rated borrowing entities $2.5 billion CNP common equity and $3.5 billion of debt expected to be issued prior to close; equity issued in support of credit quality CenterPoint does not intend to sell Enable common units to finance the Vectren merger Assumed Vectren debt forecasted to be $2.5 billion at December 31, 2018 Anticipate consolidated adjusted FFO/total debt of 15% or better by 2020 as determined by the rating agencies’ methodology Enhanced business risk profile as determined by rating agencies: Constructive regulatory jurisdictions with efficient capital recovery mechanisms in place Expanded regulatory utility footprint with strong long-term growth fundamentals and increased geographic diversity

Credit Outlook

CenterPoint Energy

CenterPoint met with all three agencies in advance of announcement and they published on April 24th, one day following the announcement

- *"We expect that after the acquisition closes, the combined entity's financial profile will strengthen gradually from ongoing regulatory recovery of costs such that adjusted funds from operations (FFO) to total debt is consistently above 14%." – S&P Global Ratings*
- *"From a credit perspective, the acquisition does provide some positive qualitative aspects including the geographic and regulatory diversity in the constructive regulatory environments of Indiana and Ohio." – Moody's Investors Service*
- *"Fitch expects CNP to be well positioned relative to its peers. CNP's pro forma FFO-adjusted leverage is estimated to be in the mid-5x in the next two years." – Fitch Ratings*

Current ratings and outlook

	Moody's		S&P		Fitch	
Company/Instrument	Rating	Outlook (1)	Rating	CreditWatch (2)	Rating	Outlook (3)
CenterPoint Energy Senior Unsecured Debt	Baa1	Negative	BBB+	Negative	BBB	Stable
Houston Electric Senior Secured Debt	A1	Stable	A	Negative	A+	Stable
CERC Corp. Senior Unsecured Debt	Baa2	Stable	A-	Negative	BBB	Positive

(1) A Moody's rating outlook is an opinion regarding the likely direction of an issuer's rating over the medium term.
(2) An S&P credit watch assesses the potential direction of a short-term or long-term credit rating.
(3) A Fitch rating outlook indicates the direction a rating is likely to move over a one- to two-year period.

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Planned CERC Reorganization Activities(1) Internal Spin of Midstream Investment out of CERC Objectives Move CERC toward a pure natural gas LDC company; providing better visibility of earnings CNP Midstream spin includes debt with that investment CERC’s pro-forma capital CNP Inc. CERC(2) CNP Midstream Spin of Enable Interest structure would reflect the weighted average capital structure used in rates for its utilities, approximately 52% / 48% equity/debt Intend to complete in 2018 and prior to Vectren merger (1) Subject to continued review and evaluation (2) Forecasted year end 2018 rate base of $3.3 billion; $2.2 billion of long term debt as of March 31, 2018

Agenda Scott Prochazka – President and CEO First Quarter Results Business Segment Highlights Houston Electric Natural Gas Distribution Energy Services Midstream Investments Merger Strategic Rationale Earnings Trajectory Bill Rogers – Executive Vice President and CFO Business Segment Performance Utility Operations EPS Drivers Consolidated EPS Drivers Combined 2020 EPS Potential Financing Plan Credit Outlook CERC Restructuring Appendix Regulatory Update Core Operating Income Reconciliation Net Income Reconciliation

Electric Transmission and Distribution Q1 2018 Regulatory Update Mechanism Docket # Annual Increase (1) ($ in millions) Filing Date Effective Date Approval Date Additional Information DCRF 48226 N/A April 2018 September 2018 TBD Proposes an approximately $83 million revenue requirement starting September 1, 2018 to begin recovering approximately $503.6 million in eligible distribution capital invested in 2017, which does not include the $29 million AMS refund or $3 million additional offsets in the $58 million DCRF charges currently in effect but does include an approximately $39 million reduction to reflect the benefit of the recent decrease in the federal income tax rate. TCOS 48065 N/A February 2018 April 2018 April 2018 Revised TCOS annual revenue application approved in November 2017 by a reduction of $41.6 million to recognize decrease in the federal income tax rate, amortize certain EDIT balances and adjust rate base by EDIT attributable to new plant since the last rate case, all of which are related to the TCJA AMS – Advanced Metering System; DCRF – Distribution Cost Recovery Factor; TCOS – Transmission Cost of Service; TBD – to be determined; EDIT – Excess Deferred Income Taxes (1) Represents proposed increases when effective date and/or approval date is not yet available. Approved rates could differ materially

Natural Gas Distribution Q1 2018 Regulatory Update

CenterPoint Energy

Jurisdiction	Mechanism Docket #	Annual Increase (1) ($ in millions)	Filing Date	Effective Date	Approval Date	Additional Information
South Texas (RRC)	Rate Case 10669	0.5	November 2017	TBD	TBD	Unanimous Settlement Agreement filed with the Railroad Commission in April 2018 that recommends a $3 million annual decrease in current revenues, reflecting approximately $2 million decrease in the federal income tax rate and amortization of certain EDIT balances and establishing a 9.8% ROE for future GRIP filings for the South Texas jurisdiction.
Beaumont/East Texas and Texas Gulf (RRC)	GRIP 10716 10717	14.0	March 2018	July 2018	TBD	Based on net change in invested capital of $72.0 million and reflects approximately $1.1 million decrease in the federal income tax rate.
Arkansas (APSC)	FRP 17-010-FR	7.8	April 2018	October 2018	TBD	Based on ROE of 9.5% as approved in the last rate case and reflects approximately $11.2 million decrease in the federal income tax rate and amortization of EDIT balances.
Mississippi (MPSC)	RRA	4.0	May 2018	July 2018	TBD	Authorized ROE of 9.144% and a capital structure of 50% debt and 50% equity. Reflects approximately $1.7 million decrease in the federal income tax rate.
Minnesota (MPUC)	Rate Case G008/GR-17-285	56.5	August 2017	TBD	TBD	Reflects a proposed 10.0% ROE on a 52.18% equity ratio. Includes a proposal to extend decoupling beyond current expiration date of June 2018. Interim rates reflecting an annual increase of $47.8 million were effective October 1, 2017. A unanimous settlement agreement was filed in March 2018, which is subject to MPUC approval. The settlement agreement increases base rates by $3.9 million, makes decoupling a permanent part of the tariff, incorporates the impact of the decrease in the federal income tax rate and amortization of EDIT balances (approximately $20 million) and establishes or continues tracker recovery mechanisms that account for approximately $13.3 million in the initial filing.
Oklahoma (OCC)	PBRC PUD201800029	5.6	March 2018	TBD	TBD	Based on ROE of 10% and reflects approximately $1.2 million decrease in the federal income tax rate and amortization of certain EDIT balances.

GRIP – Gas Reliability Infrastructure Program; FRP – Formula Rate Plan; PBRC – Performance Based Rate Change; EDIT – Excess Deferred Income Taxes; RRA – Rate Rider Adjustment; TBD – to be determined

(1) Represents proposed increases when effective date and/or approval date is not yet available. Approved rates could differ materially

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Reconciliation: Operating Income to Core Operating Income on a Guidance (Non-GAAP) Basis

Reconciliation: Net Income and Diluted EPS to Adjusted Net Income and Adjusted Diluted EPS Used in Providing Annual Earnings Guidance